UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2011

WaferGen Bio-systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-136424	90-0416683
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7400 Paseo Padre Parkway Fremont, CA 94555		94555
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 651-4450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Stockholders of WaferGen Bio-systems, Inc. (the “Company”) held on December 30, 2011, the Company’s stockholders approved an amendment to the WaferGen Bio-systems, Inc. 2008 Stock Incentive Plan (the “2008 Plan”). The amendment adds an additional 8,000,000 shares of common stock to the 2008 Plan, for a total of 14,500,000 shares of common stock available for issuance under the 2008 Plan, and makes certain other changes to the 2008 Plan. A copy of the 2008 Plan, as amended, is filed as exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the matters submitted to a vote of stockholders were: (i) the election of six directors to the Board of Directors, (ii) the approval of an amendment to the 2008 Plan and (iii) the ratification of the appointment of SingerLewak LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011. At the Annual Meeting, each of the director candidates was elected to serve in such capacity until the next annual meeting of the stockholders, and the stockholders approved the amendment to the 2008 Plan and ratified the appointment of SingerLewak LLP for the fiscal year ending December 31, 2011.

The following table sets forth the results of voting for the election of the Board of Directors:

Election of Directors Name	Votes For	Votes Withheld	Broker Non-Votes
Alnoor Shivji	13,095,303	2,602,758	12,031,496
Robert Coradini	13,819,431	1,878,630	12,031,496
R. Dean Hautamaki	13,810,181	1,887,880	12,031,496
Mokoto Kaneshiro	13,247,211	2,450,850	12,031,496
Joel Kanter	13,809,581	1,888,480	12,031,496
Timothy Triche	13,819,331	1,878,730	12,031,496

The following table sets forth the results of voting for the amendment to the 2008 Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,060,260	2,475,623	161,169	12,031,496

The following table sets forth the results of voting for the ratification of SingerLewak LLP as the independent auditors for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstentions
27,423,465	116,649	189,452

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit	Description

	10.1	WaferGen Bio-systems, Inc., 2008 Stock Incentive Plan, as amended.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaferGen Bio-systems, Inc.
Date: January 5, 2012	By:	/s/ Don Huffman
Don Huffman
Office of the President and Chief Financial Officer

2